EXHIBIT 32.02

Section 1350 Certification

In connection with this quarterly report of Futures Portfolio Fund Limited Partnership (the “Fund”) on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (this “Report”), I, Ahmed S. Hassanein, Chief Operating Officer and Chief Financial Officer of Steben & Company, Inc., the General Partner of the Fund certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1.  This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Ahmed S. Hassanein	Date: November 14, 2008
Ahmed S. Hassanein
Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer)

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